Exhibit 10.4

Execution Copy

FIRST AMENDMENT TO INTERCREDITOR AGREEMENT

THIS FIRST AMENDMENT TO INTERCREDITOR AGREEMENT (this “Amendment”), dated as of May 6, 2019, is entered into by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, lender under the ABL Credit Agreement (such term and each other capitalized term used but not defined herein having the meaning given to it in the Intercreditor Agreement, as defined below), together with its successors and assigns (the “ABL Agent”) and TCW ASSET MANAGEMENT COMPANY LLC, in its capacity as collateral agent under the Term Credit Agreement, together with its successors and assigns in such capacity (the “Term Agent” and together with the ABL Agent, the “Agents”).
W I T N E S S E T H
WHEREAS, the ABL Agent and Term Agent are party to that certain Intercreditor Agreement dated as of November 30, 2018 (as amended, restated or otherwise modified, the “Intercreditor Agreement”);
WHEREAS, as of the date hereof, the ABL Agent and the Borrowers are entering into a First Amendment to Fourth Amended and Restated Credit and Security Agreement (the “ABL Amendment”), which ABL Amendment, among other things, amends the definition of “Borrowing Base” appearing therein;
WHEREAS, in connection with the ABL Amendment, the ABL Agent and the Term Agent with to amend the Intercreditor Agreement as set forth herein; and
WHEREAS, upon the terms and conditions set forth herein, the ABL Agent and Term Agent are willing to make certain amendments to the Intercreditor Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Amendments to Intercreditor Agreement. Effective upon the satisfaction of the conditions precedent set forth in Section 3 hereof, and subject to the terms and conditions set forth herein, the Intercreditor Agreement is hereby amended as follows:
(a)Section 1.2 of the Intercreditor Agreement is hereby amended by amending and restating the definition of “Borrowing Base” as follows:
“Borrowing Base” shall have the meaning given such term in the ABL Credit Agreement (as in effect on the First Amendment Effective Date (and without giving effect to any changes to the applicable percentages of, or the eligibility criteria with respect to, “Eligible Accounts”, “Eligible Equipment” or “Eligible Inventory” (and as each term used therein is defined) in the ABL Credit Agreement as in effect on First Amendment Effective Date)), in each case, whether or not then in effect)), measured after giving effect to any and all Reserves maintained by ABL Agent on the date of determination.
(b)Section 1.2 of the Intercreditor Agreement is hereby amended by adding the following defined term in appropriate alphabetical order:

LEGAL_US_E # 141533550.2

“First Amendment Effective Date” shall mean the “First Amendment Effective Date” as defined in the First Amendment to Fourth Amended and Restated Credit and Security Agreement among ABL Agent and the Borrowers dated as of May 6, 2019.
2.Representations and Warranties of Agents. Each Agent, severally (not jointly) as to itself, hereby represents and warrants to each other Agent that as of the date hereof it is duly authorized to execute this Amendment.
3.Conditions Precedent to Amendment. This Amendment shall become effective upon the later of the execution hereof by each of the Agents and the First Amendment Effective Date.
4.Miscellaneous.
(a)Effect of Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent under the Intercreditor Agreement, or constitute a waiver of any provision of the Intercreditor Agreement.
(b)Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other similar method of electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.
(c)Severability. In the event that any provision of this Amendment is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Amendment shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Amendment.
(d)Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.
(e)Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.
(f)References. Any reference to the Intercreditor Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment, the ABL Credit Loan Agreement, the Term Credit Agreement or any other ABL Document or Term Document to the Intercreditor Agreement shall be a reference to the Intercreditor Agreement as amended hereby and as further amended, modified, restated, supplemented or extended from time to time.
(g)Reaffirmation; Continued Effectiveness. Each Agent acknowledges and reaffirms that notwithstanding this Amendment or any other matter the Intercreditor Agreement, as amended hereby, shall remain in full force and effect.

LEGAL_US_E # 141533550.2

5.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.
[Signature pages follow.]

LEGAL_US_E # 141533550.2

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as ABL Agent
By:    /s/ Amber Vestal
Name:    Amber Vestal
Title:    Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR]

TCW ASSET MANAGEMENT
COMPANY LLC, as Term Agent

By:    /s/ Suzanne Grosso
Name:    Suzanne Grosso
Title:    Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR]